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                                                                   EXHIBIT 10.30


                          REGISTRATION RIGHTS AGREEMENT

                           Dated as of October 2, 2000

                                 by and between

                            The TriZetto Group, Inc.

                                       and

                             IMS Health Incorporated



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        This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of October 2, 2000, by and between The TriZetto Group, Inc., a Delaware corporation ("TriZetto"), and IMS Health Incorporated, a Delaware corporation ("IMS").

                                    RECITALS

        WHEREAS, TriZetto, Elbejay Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of TriZetto ("Merger Sub"), IMS and ERISCO Managed Care Technologies, Inc., a New York corporation and a wholly owned subsidiary of IMS ("Erisco"), have entered into an Agreement and Plan of Reorganization, dated as of May 16, 2000 (the "Merger Agreement");

        WHEREAS, pursuant to the Merger Agreement, IMS will receive 12,142,857 shares of Common Stock, par value $0.001 per share, of TriZetto ("TriZetto Common Stock");

        WHEREAS, in connection with TriZetto's previous issuance of an aggregate of 4,545,454 shares of Series A Preferred Stock, par value $0.001 per share, and 1,730,770 shares of Series B Preferred Stock, par value $0.001 per share, TriZetto entered into a First Amended and Restated Investor Rights Agreement, dated April 9, 1999 (the "Investor Rights Agreement"), pursuant to which the purchasers of such preferred stock (the "Venture Capitalists") were granted certain registration rights;

        WHEREAS, the Venture Capitalists continue to have registration rights relating to the 6,276,224 shares of TriZetto Common Stock which were issued upon the conversion of the shares of TriZetto preferred stock held by the Venture Capitalists on October 14, 1999;

        WHEREAS, pursuant to the Investor Rights Agreement, TriZetto has obtained the consents and any necessary waivers of the Venture Capitalists such that TriZetto may provide the registration rights set forth in this Agreement; and

        WHEREAS, TriZetto has agreed to provide the registration rights set forth in this Agreement;

        NOW THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

1. Definitions.

        Capitalized terms used but not defined in this Agreement shall have the respective meanings assigned to such terms in the Merger Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:

        "AICPA" shall mean the American Institute of Certified Public
Accountants.

        "Demand Registration" shall have the meaning set forth in Section 2(a) hereof.



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        "Demand Registration Statement" shall have the meaning set forth in
Section 2(a) hereof.

        "Effective Time" shall mean the date on which the SEC declares a Registration Statement effective or on which such Registration Statement otherwise becomes effective.

        "Erisco" shall have the meaning set forth in the Recitals.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Indemnified Person" shall have the meaning set forth in Section 6(a) hereof.

        "Investor Rights Agreement" shall have the meaning set forth in the Recitals.

        "IMS" shall have the meaning set forth in the Preamble.

        "Merger Agreement" shall have the meaning set forth in the Recitals.

        "Merger Sub" shall have the meaning set forth in the Recitals.

        "NASD Rules" shall mean the Rules of the National Association of Securities Dealers, Inc., as amended from time to time.

        "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

        "Piggyback Registration" shall have the meaning set forth in Section 3(a) hereof.

        "Proposed Registration" shall have the meaning set forth in Section 3(a) hereof.

        "Prospectus" shall mean the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities
Act) included in a Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by TriZetto under the Exchange Act and incorporated by reference therein.

        "Registration Expenses" shall have the meaning set forth in Section 5(a) hereof.

        "Registrable Securities" shall mean the TriZetto Common Stock issued to IMS in connection with the Merger, provided that a security ceases to be a Registrable Security when it is no longer a Restricted Security.


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        "Registration Statement" shall mean any registration statement of
TriZetto which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

        "Restricted Security" shall mean any security unless and until:

            (i) a registration statement with respect to the sale of such security shall have been declared effective under the Securities Act and such security shall have been disposed of in accordance with such registration statement,

            (ii) it is distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act,

            (iii) the provisions of Section 7(b) hereof apply, or

            (iv) such security shall have been otherwise transferred pursuant to an applicable exemption under the Securities Act, new certificates for such security not bearing a legend restricting further transfer shall have been delivered by TriZetto and such security shall be freely transferable to the public without registration under the Securities Act.

        "Securities Act" shall mean the Securities Act of 1933, as amended.

        "SEC" shall mean the Securities and Exchange Commission.

        "TriZetto" shall have the meaning set forth in the Preamble.

        "TriZetto Common Stock" shall have the meaning set forth in the Recitals.

        "underwritten", "underwritten registration", "underwritten offering" or "underwritten registered offering" shall mean a registration in which securities of TriZetto are sold to an underwriter for re-offering to the public pursuant to an effective Registration Statement.

        "Venture Capitalists" shall have the meaning set forth in the Recitals.

2. Demand Registrations.

        (a) Notice. At any time following the date two (2) years after the Closing Date, IMS shall have the right, on not more than three (3) occasions in the aggregate and no more frequently than once in any one (1) year period, to make a written request to TriZetto that TriZetto file a registration statement (a "Demand Registration Statement") registering for offer and sale at least 20% of the Registrable Securities then held by it with the SEC under and in accordance with provisions of the Securities Act (a "Demand Registration"). All requests made pursuant to this paragraph will specify the aggregate number of the Registrable Securities to be registered and will also specify the intended methods of disposition thereof.


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        (b) Restrictions. Each Demand Registration Statement shall be filed as soon as possible after the date IMS makes the written request for registration under the preceding paragraph, so long as Registrable Securities are still outstanding at each such time; provided, however, that TriZetto shall have the right to postpone the filing, or delay the effectiveness, of a Registration Statement, or fail to keep such Registration Statement continuously effective or not amend or supplement the Registration Statement or included Prospectus, (i) if TriZetto determines based upon the advice of counsel that it would be advisable to disclose in the Registration Statement material non-public information, and TriZetto shall have determined in good faith, and shall have provided written notice to IMS that such disclosure is not in the best interests of TriZetto and its stockholders or (ii) during the period commencing 30 days prior to the expected effective date, which date shall be determined by the managing underwriter of such public offering, and ending 90 days following the effective date, of any registration statement pertaining to an underwritten public offering of securities of TriZetto (other than a registration on Form S-4 relating solely to a SEC Rule 145 transaction, or a registration relating solely to employee benefit plans); provided further that in the case of clause (i) above, no one such postponement shall exceed 60 days and all such postponements in any one year period shall not exceed 120 days in the aggregate.

        (c) Effectiveness. TriZetto agrees to use its reasonable best efforts to cause each such Demand Registration Statement to be declared effective by the SEC within 45 calendar days after filing, and to keep it continuously effective for a period of 120 days following the dates on which each such Demand Registration Statement is declared effective or until all Registrable Securities included therein have been sold, if earlier.

        (d) Priority of Securities in Demand Registrations. In connection with any underwritten Demand Registration, if the managing underwriter or underwriters advise TriZetto in writing that, in its or their reasonable opinion, the inclusion of the number of securities proposed to be registered exceeds the number which can be sold in such offering, TriZetto will include in such registration the number of securities which, in the opinion of such underwriter or underwriters, can be sold as follows: (i) first, the Registrable Securities requested to be included in such Demand Registration; (ii) second, the TriZetto Common Stock requested to be included in such Demand Registration by the Venture Capitalists, pro rata among the Venture Capitalists which have requested their TriZetto Common Stock to be included therein; (iii) third, any TriZetto Common Stock TriZetto proposes to sell; (iv) fourth, the TriZetto Common Stock requested to be included in such Demand Registration, pro rata among the holders of TriZetto Common Stock, other than the Venture Capitalists, which have requested their TriZetto Common Stock to be included therein; and (v) fifth, other TriZetto Common Stock requested to be included in such Demand Registration.

        (e) Selection of Underwriters. TriZetto shall have the right, with respect to any Registration Statement to be filed as a result of a Demand Registration, to determine whether such registration shall be underwritten or not and to select any managing underwriter or underwriters to administer the offering, which managing underwriter or underwriters will be of nationally recognized standing and which will be reasonably acceptable to IMS.


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        (f) Withdrawal of Demand Registration. IMS shall have the right to withdraw any request for registration pursuant to Section 2(a) hereof after the Registration Statement has been filed with the SEC, but prior to the time the Registration Statement in respect of such Registration has been declared effective, provided, however, the Registration requested by IMS shall be deemed to have been effected (and, therefore, requested) for purposes of Section 2(a) hereof unless IMS pays all Registration Expenses (as defined in Section 5 hereof) in connection with the filing of the withdrawn Registration Statement.

3. Piggyback Registration Rights.

        (a) Rights to Piggyback. At any time following the date two (2) years after the Closing Date, subject to the last sentence of this paragraph, whenever TriZetto proposes to file a registration statement under the Securities Act (a "Proposed Registration") with respect to any proposed public offering by TriZetto or by any holders of TriZetto Common Stock (or securities convertible into or exchangeable or exercisable for TriZetto Common Stock) and the registration form to be used may be used for the registration of the Registrable Securities (a "Piggyback Registration"), TriZetto will give prompt written notice to IMS of its intention to effect such a registration and will, subject to Section 3(b) below, include in such Piggyback Registration all Registrable Securities with respect to which TriZetto has received written request for inclusion therein within 15 days after receipt of TriZetto's notice. Registrable Securities with respect to which such requests for registration have been received will be registered by TriZetto and offered to the public pursuant to this Section 3 on the same terms and subject to the same conditions applicable to the registration in a Proposed Registration of TriZetto Common Stock to be sold by TriZetto or by persons selling under such Proposed Registration. Holders of Registrable Securities will not be entitled to include TriZetto Common Stock pursuant to this Section 3(a) in any Registration Statement pertaining to the registration of any securities of TriZetto in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock options or other employee benefit plans.

        (b) Priority on Piggyback Registrations. In connection with an underwritten Piggyback Registration, if the managing underwriter or underwriters advise TriZetto in writing that, in its or their reasonable opinion, the inclusion of the number of securities proposed to be registered exceeds the number which can be sold in such offering, TriZetto will include in such registration the number of securities which, in the opinion of such underwriter or underwriters, can be sold as follows: (i) first, the TriZetto Common Stock TriZetto proposes to sell or if the registration is in response to a demand registration right of a Person (other than IMS) whose registration rights require such a priority, the securities that the Person(s) demanding such registration propose or proposes to sell to the extent of such a priority, (ii) second, any securities requested to be included in such registration by the Venture Capitalists who exercise their rights to have their securities included in such registration, (iii) third, the Registrable Securities requested to be included in such registration, (iv) fourth, any securities requested to be included in such registration by a Person who exercises its rights to have its securities included in such registration, but only to the extent of such rights, pro rata among such Persons which have requested their securities to be included therein, and (v) fifth, other TriZetto Common Stock requested to be included in such registration.


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        (c) Selection of Underwriters. If any Piggyback Registration is an
underwritten offering, TriZetto will select a managing underwriter or underwriters to administer the offering. As a condition to participation in such an offering, each holder of Registrable Securities shall execute an underwriting agreement in a customary form requested by such underwriter.

4. Registration Procedures.

        In connection with TriZetto's obligation to file Registration Statements pursuant to Sections 2 or 3 hereof, TriZetto shall use its reasonable best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto TriZetto shall:

            (a) before filing a Registration Statement or Prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the Registration Statement, furnish to IMS and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of IMS and such managing underwriters, and TriZetto shall not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto (including such documents incorporated by reference) to which IMS or the managing underwriters, if any, shall reasonably object;

            (b) prepare and file with the SEC such amendments and post-effective amendments to any Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by IMS or any underwriter of Registrable Securities or as may be required by the Securities Act or any rules or regulations promulgated thereunder or otherwise necessary to keep the Registration Statement effective for the applicable period;

            (c) cause the final Prospectus as supplemented to be filed pursuant to Rule 424 under the Securities Act if then required by the Securities Act;

            (d) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

            (e) notify IMS and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notification in writing:

                (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,

                (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information,

                (3) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose,


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                (4) of the receipt by TriZetto of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and

                (5) while such Registration Statement is in effect, of the happening of any event or the existence of any state of facts that requires the making of any changes in the Registration Statement or the Prospectus included therein so that, as of such date, such Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to IMS to suspend the use of the Prospectus until the requisite changes have been made);

        (f) use its reasonable best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Registration Statement at the earliest possible time;

        (g) if reasonably requested by IMS, as the case may be, or the managing underwriter, immediately incorporate in a Prospectus supplement or post-effective amendment such information as IMS, as the case may be, and the managing underwriters agree is required to be included therein pursuant to the Securities Act and the rules and regulations promulgated thereunder, relating to the sale of the Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering, including the plan of distribution therefor; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

        (h) promptly prior to the filing of any document which is to be incorporated by reference into the Registration Statement or the Prospectus (after initial filing of the Registration Statement) (i) provide copies of such document to counsel to IMS and to the managing underwriters, if any, and (ii) make TriZetto's representatives available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for IMS or such underwriters may reasonably request; provided, however, that nothing herein shall prevent TriZetto from filing any document that in the reasonable judgment of TriZetto, after consultation with counsel, is required to be filed under the Securities Act or the Exchange Act;

        (i) furnish to IMS and each managing underwriter, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);



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        (j) deliver to IMS and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request; TriZetto consents (except during the continuance of any event described in Section
4(e)(5) above) to the use of the Prospectus and any amendment or supplement thereto by IMS and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto;

        (k) prior to any offering of Registrable Securities pursuant to any Registration Statement, (i) TriZetto shall register or qualify or cooperate with IMS and its or their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions of or within the United States of America as IMS or any underwriter reasonably requests in writing, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable IMS or the managing underwriters, if any, to complete its distribution of Registrable Securities pursuant to a Registration Statement, and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that in no event shall TriZetto be obligated to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 4(k) or (ii) file any general consent to service of process in any such jurisdiction where it is not as of the date hereof so subject;

        (l) cooperate with IMS and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Registration Statement, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall be free of any restrictive legends and in such denominations and registered in such names as IMS or the managing underwriters may request at least two business days prior to the sale of Registrable Securities pursuant to the Registration Statement;

        (m) use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities of or within the United States of America as may be necessary to enable IMS or the managing underwriters, if any, to consummate the disposition of such Registrable Securities;

        (n) if any fact contemplated by Section 4(e)(5) above shall exist, promptly prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, if the Board of Directors of TriZetto provides written notice to IMS that it has determined that it is advisable to disclose in the Registration Statement material non-public information, the disclosure of which TriZetto's Board of Directors believes would be materially harmful to


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TriZetto and its stockholders at that time, TriZetto shall not be required to prepare and file such amendment, supplement or document for such period as the Board of Directors of TriZetto believes such disclosure would be materially harmful to TriZetto; provided that such period shall be no more than sixty calendar days. If TriZetto notifies IMS of the occurrence of any event contemplated by Section 4(e)(5) above, IMS agrees, as a consequence of the inclusion of any of IMS's Registrable Securities in the Registration Statement, to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made;

        (o) use all reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be listed for quotation on the Nasdaq National Market or other stock exchange or trading system on which the Registrable Securities primarily trade on or prior to the Effective Time of the Registration Statement;

        (p) enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions in connection therewith as may be reasonably requested by IMS and the managing underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

            (1) make such representations and warranties to IMS and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings;

            (2) obtain opinions of counsel to TriZetto and bring-downs of such opinions, which counsel shall be reasonably satisfactory to IMS and to the managing underwriters, if any, and which opinions (in form, scope and substance) shall be customary and shall be reasonably satisfactory to IMS and to the managing underwriters, if any, and addressed to IMS and the underwriters, if any, covering: (i) in the case of an underwritten offering, the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by IMS and the underwriters (it being agreed that the matters to be covered shall include, without limitation, as of the date of the opinion and as of the Effective Time of the Registration Statement or most recent post-effective amendment thereto, as the case may be, a statement as to, to the knowledge of such counsel, the absence from the Registration Statement and the Prospectus, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein not misleading), and
        (ii) in the case of offerings not involving an underwriter, the matters customarily covered in opinions requested in the type of offering involved, and, in the case of (i) or (ii), stating that the Registration Statement complies, as to form, with the requirements of the Securities Act;


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            (3) to the extent permitted by the rules of the AICPA, obtain "cold comfort" letters and updates thereof from the independent public accountants of TriZetto (and, if necessary, from the independent public accountants of any Subsidiary of TriZetto or of any business acquired by TriZetto for which financial statements and financial data are, or are required to be, included in the Registration Statement) addressed to IMS and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with underwritten offerings;

            (4) if an underwriting agreement is entered into, the same shall set forth customary indemnification and contribution provisions and procedures; provided, that such provisions and procedures shall be at least as favorable to IMS in every material respect as the provisions of
        Section 6 hereof; and

            (5) TriZetto shall deliver such documents and certificates as may be reasonably requested by IMS and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to Section 4(p)(1) above and to evidence compliance with any conditions contained in the underwriting agreement or other agreement entered into by TriZetto.

The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

        (q) make available for inspection by IMS and any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by IMS or such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of TriZetto and its Subsidiaries, cause the officers, directors, agents and employees of TriZetto and its Subsidiaries to supply all information in each case reasonably requested by IMS or any such underwriter, attorney or accountant in connection with the Registration Statement, provide IMS and any such underwriter, attorney or accountant with opportunities to discuss the business of TriZetto and its Subsidiaries with TriZetto's officers and provide IMS and any such underwriter, attorney or accountant with opportunities to discuss the business of TriZetto and its Subsidiaries with the independent public accountants who have certified TriZetto's most recent annual financial statements in each case, as is customary for similar due diligence investigations; provided that any records, information or documents that are designated in writing by TriZetto, in good faith, as confidential shall be kept confidential by such Persons unless disclosure is made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt TriZetto's conduct of its business, such inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of IMS and the other parties entitled thereto by one counsel designated by and on behalf of IMS and other parties; and, provided, further, that nothing herein shall require any waiver by TriZetto of any attorney-client privilege;



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        (r) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of TriZetto and its Subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the SEC thereunder (including, at the option of TriZetto, Rule 158);

        (s) in the event that any broker-dealer registered under the Exchange Act shall be an "affiliate" (as defined in Rule 2720(b)(1) of the NASD Rules (or any successor provision thereto)) of TriZetto or has a "conflict of interest" (as defined in Rule 2720(b)(7) of the NASD Rules (or any successor provision thereto)) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Registrable Securities covered by a Registration Statement, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, TriZetto shall assist such broker-dealer in complying with the requirements of the NASD Rules, including, without limitation, by (A) engaging a "qualified independent underwriter" (as defined in Rule 2720(b)(15) of the NASD Rules (or any successor provision thereto)) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and to recommend the public offering price of such Registrable Securities, (B) indemnifying such qualified independent underwriter to the extent of the indemnification of underwriters provided in
Section 6 hereof, and (C) providing such information to such broker-dealer as may reasonably be required in order for such broker-dealer to comply with the requirements of the NASD Rules;

        (t) use its reasonable efforts to assist IMS and the underwriters, if any, in marketing the Registrable Securities, including causing its executive officers to participate in such "road show" presentations and conference calls as may be customary in the marketing of equity securities; provided, however, that IMS shall cause the managing underwriters or placement agents of any Securities to give such executives reasonable advance notice concerning the scheduling of any such presentation or call; provided, further, that such presentations and conference calls shall be scheduled with the understanding that the regular responsibilities of such executive officers will take priority over any such activities; and

        (u) take all other steps reasonably necessary to effect the registration, offering and sale of the Registrable Securities covered by the Registration Statement contemplated hereby.

        TriZetto may require IMS to furnish to TriZetto such information regarding IMS and the distribution of such securities as is required to be disclosed in the Registration Statement.

        IMS agrees by acquisition of such Registrable Securities that, upon receipt of any notice from TriZetto of the happening of any event of the kind described in Section 4(e)(5) hereof, IMS will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement until IMS's receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 4(n) hereof, or until it is advised in writing by TriZetto that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by TriZetto, IMS will deliver to TriZetto (at TriZetto's expense) all copies, other than permanent file copies then in IMS's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; provided that nothing in this paragraph shall prohibit or restrict IMS from effecting sales or transfers otherwise than under a Registration Statement. In the event TriZetto shall give any such notice, the time periods mentioned in Section 2(c) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when IMS either receives the copies of the supplemented or amended prospectus contemplated by Section 4(n) hereof or is advised in writing by TriZetto that the use of the Prospectus may be resumed.

5. Registration Expenses.

        (a) All expenses incident to TriZetto's performance of, or compliance, with this Agreement, including without limitation:

            (1) all registration and filing fees (including with respect to filings required to be made with the National Association of Securities Dealers);

            (2) fees and expenses of compliance with securities or blue sky laws of or within the United States of America (including reasonable fees and disbursements of counsel for the underwriters or selling holders in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or IMS may designate);

            (3) printing, messenger, telephone, delivery, distribution and reproduction expenses;

            (4) fees and disbursements of counsel for TriZetto (including the expenses of any opinions required by or incident to such performance);

            (5) fees and disbursements of all independent certified public accountants of TriZetto (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance);

            (6) fees and disbursements of underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities or legal expenses of any person other than TriZetto); and

            (7) fees and expenses of other Persons retained by TriZetto

(all such expenses being, herein called "Registration Expenses") will be borne by TriZetto, regardless whether the Registration Statement becomes effective.

        To the extent that any Registration Expenses are reasonably incurred, assumed or paid by IMS or any underwriter, TriZetto shall reimburse such Person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a written request therefor, which shall specify in reasonable detail the nature and amount of the Registration Expenses.

         TriZetto will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, rating agency fees, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by TriZetto are then listed and the fees and expenses of any Person, including special experts, retained by TriZetto.

        (b) In connection with each Registration Statement required hereunder, TriZetto shall not be responsible for the payment of any transfer taxes relating to the sale or disposition of the Registrable Securities by IMS or for any underwriting discounts and commissions attributable to the sale of Registrable Securities by or on behalf of IMS.

6. Indemnification.

        (a) Indemnification by TriZetto. In the event of any registration of securities of TriZetto under the Securities Act, TriZetto shall indemnify and hold harmless (i) in the case of any registration of Registrable Securities hereunder, IMS and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each Person who controls IMS or such underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and (ii) in the case of any registration statement of TriZetto, IMS, its directors and officers and each Person who controls IMS within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an "Indemnified Person") against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (x) an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities are to be registered under the Securities Act, or any Prospectus contained therein or furnished by TriZetto to any Indemnified Person, or any amendment or supplement thereto, or (y) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (z) the failure of TriZetto to comply with applicable law or the breach by TriZetto of this Agreement, and TriZetto hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that TriZetto shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to TriZetto by such Indemnified Person expressly for use therein; provided further, however, that the indemnification obligations hereunder with respect to any preliminary prospectus shall not inure to the benefit of any underwriter, selling agent or other securities professional from whom the person asserting any such losses, liabilities, claims, damages or expenses purchased any securities, or any person controlling such underwriter, selling agent or other securities professional, if a copy of the final prospectus (as then amended or supplemented if TriZetto shall have furnished any such amendments or supplements thereto) was not sent or given by or on behalf of such underwriter, selling agent or other securities professional to such person, if such is required by law, at or prior to written confirmation of the sale of such security to such person, and if the final prospectus (as so amended or supplemented) would have corrected the defect and given rise to such loss, liability, claim, damage or expense.

        (b) Indemnification by IMS and any Underwriters. IMS agrees, as a consequence of the inclusion of any of IMS's Registrable Securities in such Registration Statement, and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless TriZetto, its directors, officers who sign the registration statement and each person, if any, who controls TriZetto within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which TriZetto or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (x) an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus, or any amendment or supplement, (y) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to TriZetto by IMS or such underwriter, selling agent or other securities professional expressly for use therein, or (z) the failure of IMS to comply with applicable law or the breach by IMS of this Agreement, and (ii) reimburse TriZetto for any legal or other expenses reasonably incurred by TriZetto in connection with investigating or defending any such action or claim as such expenses are incurred.

        (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 6, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 6, except to the extent the indemnifying party is prejudiced by the omission. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this Section 6 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (to the extent that the indemnified party is an actual or reasonably likely potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and
(ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

        (d) Contribution. If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if IMS or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of IMS and any underwriters, selling agents or other securities professionals in this Section 6(d) to contribute shall be several in proportion to the percentage of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

        (e) Notwithstanding any other provision of this Section 6, in no event will (i) IMS be required to undertake liability to any person under this Section 6 for any amounts in excess of the dollar amount of the proceeds to be received by IMS from the sale of its Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are to be registered under the Securities Act, or (ii) any underwriter, selling agent or other securities professional be required to undertake liability to any person hereunder for any amounts in excess of the discount, commission or other compensation payable to such underwriter, selling agent or other securities professional with respect to the Registrable Securities underwritten by it and distributed to the public.

        (f) The obligations of TriZetto under this Section 6 shall be in addition to any liability which TriZetto may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 6 shall be in addition to any liability which such Indemnified Person may otherwise have to TriZetto. The remedies provided in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

7. Rule 144.

        (a) TriZetto covenants that it will use its reasonable best efforts to timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if TriZetto is not required to file such reports, it will, upon the request of IMS make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as IMS may reasonably request, all to the extent required from time to time to enable IMS to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC, including providing any legal opinions as to the exemptions under Rule 144. Upon the request of IMS TriZetto will deliver to IMS a written statement as to whether it has complied with such information and requirements.

        (b) A security ceases to be a Restricted Security when IMS is permitted to sell such security to the public without restriction pursuant to Rule 144(k) (or any similar provisions then in force). The determination as to whether IMS is permitted to sell such security to the public without restriction pursuant to Rule 144(k) (including, without limitation, the determination as to whether IMS is an "affiliate" of TriZetto, as such term is used in Rule 144), shall be made promptly and in good faith by counsel to IMS and counsel to TriZetto at such time as IMS seeks to sell such security to the public pursuant to Rule 144(k).

8. Approval for Listing.

        Promptly after the date hereof and after any subsequent increase in the number of Registrable Securities, TriZetto shall take all necessary action to cause all of the Registrable Securities to be approved for listing, subject to official notice of issuance, on the Nasdaq National Market or other securities exchange or dealer quotation system on which the TriZetto Common Stock may then be listed or authorized for quotation.

9. Term of Registration Rights.

        The rights of IMS with respect to the registration rights granted pursuant to this Agreement shall remain in effect, subject to the terms hereof, until the earlier of (i) ten (10) years after the Closing Date and (ii) the date on which there are no Registrable Securities or securities which are convertible or exchangeable for Registrable Securities issued and outstanding.

10. Further Agreements.

        (a) TriZetto will not file any registration statement under the Securities Act unless it shall first have given to IMS for so long as IMS owns beneficially (as such term is defined in the Exchange Act) 10% or more of the TriZetto Common Stock outstanding or is otherwise deemed to be a control person under the Securities Act, at least 10 days' prior written notice thereof and, if so requested by IMS within 10 days after such notice, IMS shall have the right, at any time when, in the reasonable judgment of IMS IMS is or might be deemed a controlling person of TriZetto within the meaning of the Securities Act, (a) to participate in the preparation and filing of each such registration statement at the sole cost and expense of IMS and (b) to receive signed copies of the documents specified in Section 4 hereof addressed to IMS. If any such registration statement refers to IMS by name or otherwise as the holder of any securities of TriZetto, then IMS shall have the right (in addition to any other rights it may have under this Agreement) to require, in the event that such reference to IMS by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the references to IMS.

11. Miscellaneous.

        (a) Remedies. IMS, in addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. TriZetto agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

        (b) Registration Rights of Other Persons. TriZetto may grant to any Person other than IMS the right to request a registration of securities of TriZetto under the Securities Act or the right to be included as a selling stockholder in connection with any registration of Registrable Securities; provided, however, that the granting of any such rights shall not conflict with or otherwise alter any rights granted to IMS hereunder. TriZetto hereby represents and warrants to IMS that it has obtained the consents or approvals of the Venture Capitalists necessary to enter into this Agreement and to grant IMS its rights hereunder.

        (c) Adjustments Affecting Registrable Securities. TriZetto will not intentionally take any action, or permit any change to occur, with respect to the Registrable Securities which would (i) adversely affect the ability of IMS to include such Registrable Securities in a registration undertaken pursuant to this Agreement or (ii) adversely affect the marketability of such Registrable Securities in any such registration.

        (d) Amendments and Waivers. This Agreement, including this Section 11(d), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by TriZetto and IMS. Each holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this Section 11(d), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such holder.

        (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery

                  if to IMS:        IMS Health Incorporated
                                    200 Nyala Farms
                                    Westport, Connecticut 06880
                                    Attention: Chief Executive Officer
                                    Telecopy: (203) 222-4247

                  with copies to:   IMS Health Incorporated
                                    200 Nyala Farms
                                    Westport, Connecticut 06880
                                    Attention: General Counsel
                                    Telecopy: (203) 222-4268

                  and to:           Sullivan & Cromwell
                                    125 Broad Street
                                    New York, New York 10004
                                    Attention: Alan J. Sinsheimer
                                               Keith A. Pagnani
                                    Telecopy: (212) 558-3588

                  if to TriZetto:   The TriZetto Group, Inc.
                                    567 San Nicolas Drive, Suite 367
                                    Newport Beach, California 92660
                                    Attention: Christine A. Miller
                                    Telecopy: (949) 219-2197

                  and to:           Stradling Yocca Carlson & Rauth
                                    660 Newport Center Drive, Suite 1600
                                    Newport Beach, CA 92660-6422
                                    Attention: K.C. Schaaf
                                               Michael E. Flynn
                                    Telecopy: (949) 725-4100

and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 11(e).

        All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

        (f) Parties in Interest; Benefits of Registration Rights. The parties to this Agreement intend that IMS shall be entitled to receive the benefits of this Agreement and that IMS shall be bound by the terms and provisions of this Agreement by reason of its election with respect to the Registrable Securities which are included in a Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. In the event that any transferee(s) of IMS shall acquire at least 10% of the Registrable Securities in accordance with this Agreement and the Stockholder Agreement dated concurrently herewith, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, IMS and such transferee(s) may, without any further writing or action of any kind, jointly exercise the registration rights hereunder in such manner and in such proportion as IMS shall determine and, if such transferee jointly exercises such registration rights with IMS hereunder, such transferee shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

        (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        (i) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any provisions relating to conflicts of laws.

        (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

        (k) Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of IMS, any director or officer of IMS, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of IMS.

        (l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by TriZetto with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                           THE TRIZETTO GROUP, INC.


                                           By: /s/ Jeffrey H. Margolis
                                               ---------------------------------
                                               Name: Jeffrey H. Margolis
                                               Title: Chairman of the Board,
                                                      Chief Executive Officer
                                                      and President


                                           IMS HEALTH INCORPORATED


                                           By: /s/ James C. Malone
                                               ---------------------------------
                                               Name: James C. Malone
                                               Title: Chief Financial Officer